                                                                   EXHIBIT 10(Q)

        AMENDMENTS 5, 6, 7, 8, AND 9 BETWEEN REGISTRANT AND OLD KENT BANK


                        FIFTH AMENDMENT TO LOAN DOCUMENTS

         This Fifth Amendment to Loan Documents is made on October 31, 1998, by and between OLD KENT BANK, a Michigan banking corporation (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation ("Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.


                                    RECITALS:

         A. The Bank and the Borrower are parties to a Loan Agreement dated June 12, 1997 (the "Loan Agreement"), as amended by a First Amendment to Loan Documents dated December 31, 1997 (the "First Amendment"), a Second Amendment to Loan Documents dated February 15, 1998 (the "Second Amendment"), a Third Amendment to Loan Documents dated August 14, 1998 (the "Third Amendment"), and a Fourth Amendment to Loan Documents dated August 14, 1998 (the "Fourth Amendment"), pursuant to which the Bank has agreed, subject to the terms and conditions set forth in the Loan Agreement and the Loan Documents, as so amended, to extend to the Borrower certain credit facilities, including but not limited to a Revolving L/C Loan in the maximum principal amount of $10,000,000. Capitalized terms used but not defined in this Fifth Amendment shall have the meanings given such terms in the Loan Agreement, as previously amended.

         B. The Revolving L/C Loan is evidenced by a Promissory Note in substantially the form attached to the Loan Agreement as Exhibit A (the "Revolving L/C Loan Note").

         C. The Bank and the Borrower wish to amend the Loan Agreement and the Revolving L/C Loan Note in the manner set forth below.

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         1. Amendment to Paragraph 2 of Fourth Amendment. Effective as of November 1, 1998, paragraph 2 of the Fourth Amendment was deleted and the following was substituted in its place:

                  Availability:                  At no time shall the
                                            outstanding balance of the Revolving
                                            L/C Loan exceed the lesser of (1)
                                            the Loan Maximum, or (2) the sum of
                                            (a) 85% of Eligible Accounts
                                            Receivable plus (b) the lesser of
                                            (i) $6,000,000, or (ii) 50% of the
                                            Work in Process Inventory.

         2. Availability Formula as of February 1, 1999. Effective as of February 1, 1999, the following provision shall, without further act by the Bank or the Borrower, be substituted for the availability formula set forth in paragraph 1 above, and the availability formula set forth in paragraph 1 above thereupon shall cease to be effective:

                  Availability:                  At no time shall the
                                            outstanding balance of the Revolving
                                            L/C Loan exceed the lesser of (1)
                                            the Loan Maximum, or (2) the sum of
                                            (a) 85% of Eligible Accounts
                                            Receivable plus (b) the lesser of
                                            (i) $5,000,000, or (ii) 40% of the
                                            Work in Process Inventory.

         3. Availability Formula as of April 1, 1999. Effective as of April 1, 1999, the following provision shall, without further act by the Bank or the Borrower, be substituted for the availability formula set forth in paragraph 2 above, and the availability formula set forth in paragraph 2 above thereupon shall cease to be effective:

                  Availability:                  At no time shall the
                                            outstanding balance of the Revolving
                                            L/C Loan exceed the lesser of (1)
                                            the Loan Maximum, or (2) the sum of
                                            (a) 85% of Eligible Accounts
                                            Receivable plus (b) the lesser of
                                            (i) $3,500,000, or (ii) 40% of the
                                            Work in Process Inventory.

         4. Effect of this Fifth Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this Fifth Amendment. Each and every one of the Loan Documents shall be deemed to have been amended by this Fifth Amendment as if such Loan Documents had been specifically amended by separate instrument. This Fifth Amendment shall be a Loan Document, and all references in any Loan Document to the "Loan Documents" shall refer to the Loan Documents, as previously amended by the First, Second, Third and Fourth Amendments to Loan Documents, and as further amended by this Fifth Amendment.

         5. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, as previously amended by the First, Second, Third and Fourth Amendments to Loan Documents, and as further amended by this Fifth Amendment, and are hereby ratified and affirmed by the undersigned.

         IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Loan Documents as of the day and year first above written.

WITNESSES:

/s/ Peter C. Canepa                      RIVIERA TOOL COMPANY
-------------------

/s/ Marcia J. Shumate                    By: /s/ Kenneth R. Rieth
---------------------                        --------------------
                                             Kenneth R. Rieth, President


/s/ Peter C. Canepa                      OLD KENT BANK
-------------------

/s/ Marcia J. Shumate                    By: /s/ Gilbert A. Segovia
---------------------                        ----------------------
                                             Gilbert A. Segovia, Vice President

                        SIXTH AMENDMENT TO LOAN DOCUMENTS

         This Sixth Amendment to Loan Documents is made on January 1, 1999, by and between OLD KENT BANK, a Michigan banking corporation (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation ("Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.
                                    RECITALS:
         A. The Bank and the Borrower are parties to a Loan Agreement dated June 12, 1997 (the "Loan Agreement") as amended by a First Amendment to Loan Documents dated December 31, 1997 (the "First Amendment"), a Second Amendment to Loan Documents dated February 15, 1998 (the "Second Amendment"), a Third Amendment to Loan Documents dated August 14) 1998 (the "Third Amendment'), a Fourth Amendment to Loan Documents dated August 14, 1998 (the "Fourth Amendment"), and a Fifth Amendment to Loan Documents dated October 31, 1998 (the Fifth Amendment"), pursuant to which the Bank has agreed, subject to the terms and conditions set forth in the Loan Agreement and the Loan Documents, as so amended, to extend to the Borrower certain credit facilities, including but not limited to a Non-Revolving Equipment L/C Loan in the maximum principal amount of $4,000,000. Capitalized terms used but not defined in this Sixth Amendment shall have the meanings given such terms in the Loan Agreement, as previously amended.
         B. Under the Loan Agreement, as heretofore amended, the Non-Revolving Equipment L/C Loan was evidenced by a Promissory
               Note in substantially the form attached to the Loan Agreement as Exhibit C (the "Non-Revolving Equipment L/C Loan Note").
         C. At the Borrower's request, the Bank has consented to refinance the Non-Revolving Equipment L/C Loan. To evidence the Indebtedness formerly evidenced by the Non-Revolving Equipment L/C Loan Note, the Borrower is, simultaneously with its execution and delivery of this Sixth Amendment, executing and delivering its Equipment Term Loan Note to the Bank (the "Equipment Term Loan Note", a copy of which is attached to this Sixth Amendment as Exhibit A). The indebtedness evidenced by the Equipment Term Loan Note is referred to below as the "Equipment Term Loan". The Equipment Term Loan and the Equipment Term Loan Note are separate and distinct from the Existing Equipment Term Loan and the Existing Equipment Term Loan Note, as such terms are defined in the Loan Agreement as previously amended.
         D. The Bank and the Borrower wish to amend the Loan Agreement to reflect their agreement that the Equipment Term Loan Note shall be deemed to have been issued pursuant to the Loan Agreement, the Equipment Term Loan shall be deemed Indebtedness as defined in the Loan Agreement, and no further advances of the Non-Revolving Equipment L/C Loan shall be permitted, and to reflect the other agreements set forth below.

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         1. Equipment Term Loan. The Equipment Term Loan Note shall be deemed to have been issued pursuant to the Loan Agreement and the Equipment Term Loan shall be deemed Indebtedness as defined in the Loan Agreement. All of the collateral that secures the Borrower's indebtedness and obligations under the Loan Agreement (including but not limited to the obligations evidenced by the Revolving L/C Loan Note and the Existing Equipment Term Loan Note, as heretofore amended) shall secure the Equipment Term Loan to full extent and with the same priority as such collateral secured the Non-Revolving Equipment L/C Loan Note and the indebtedness evidenced thereby.

         2. Cross-Default. An Event of Default under the Loan Agreement shall be a default under the Equipment Term Loan Note, and shall entitle the Bank to pursue any remedies available to it under the Loan Agreement, any of the security agreements or other collateral security documents referred to therein, or otherwise available to the Bank at law or in equity or under any other agreement between the Bank and the Borrower.
         3. Termination of Advances of Non-Revolving Equipment L/C Loan- The Bank shall no longer be required to make and the Borrower shall no longer be entitled to receive advances of the Non-Revolving Equipment L/C Loan.
         4. Effect of this Sixth Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this Sixth Amendment. Each and every one of the Loan Documents shall be deemed to have been amended by this Sixth Amendment as if such Loan Documents had been specifically amended by separate instrument. This Sixth Amendment shall be a Loan Document, and all references in any Loan Document to the "Loan Documents" shall refer to the Loan Documents, as previously amended by the First, Second, Third, Fourth and Fifth Amendments to Loan Documents, and as further amended by this Sixth Amendment.
         5. No other Amendments. etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, as previously amended by the First, Second, Third, Fourth and Fifth Amendments to Loan Documents, and as further amended by this Sixth Amendment, and are hereby ratified and affirmed by the undersigned.

         IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Loan Documents as of the day and year first above written.

WITNESSES:
                                          RIVIERA TOOL COMPANY
--------------------


                                          By: /s/ Kenneth K. Rieth
--------------------                          --------------------
                                              Kenneth R. Rieth, President


                                          OLD KENT BANK
--------------------


                                          By: Gilbert A. Segovia
--------------------                          --------------------
                                              Gilbert A. Segovia, Vice President

                       SEVENTH AMENDMENT TO LOAN DOCUMENTS

         This Seventh Amendment to Loan Documents is made as of February 27, 1999, by and between OLD KENT BANK, a Michigan banking corporation (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation (the "Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.
                                    RECITALS:

         A. The Bank and the Borrower are parties to a Loan Agreement dated June 12, 1997 (the "Loan Agreement"), as amended by a First Amendment to Loan Documents dated December 31, 1997 (the "First Amendment"), a Second Amendment to Loan Documents dated February 15, 1998 (the "Second Amendment"), a Third Amendment to Loan Documents dated August 14, 1998 (the "Third Amendment"), a Fourth Amendment to Loan Documents dated August 14, 1998 (the "Fourth Amendment"), a Fifth Amendment to Loan Documents dated October 31, 1998 (the "Fifth Amendment"), and a Sixth Amendment to Loan Documents dated January 1, 1999 (the "Sixth Amendment"), pursuant to which the Bank has agreed, subject to the terms and conditions set forth in the Loan Agreement and the Loan Documents, as so amended, to extend to the Borrower certain credit facilities, including but not limited to the Revolving L/C Loan in the maximum principal amount of $10,000,000. The Revolving L/C Loan is evidenced by the Revolving L/C Loan Note, as heretofore amended. Capitalized terms used but not defined in this Seventh Amendment shall have the meanings given such terms in the Loan Agreement, as previously amended.

         B. At the Borrower's request, the Bank agreed (in the Second and Third Amendments) to extend the maturity date of the Revolving L/C Loan, and at the Borrower's request the Bank has agreed to further extend the maturity date of the Revolving L/C Loan.

         C. The Bank and the Borrower wish to amend the Loan Agreement and the Revolving L/C Loan Note in the manner set forth below.

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         1. Change in Maturity Date of Revolving L/C Loan. The maturity date of the Revolving L/C Loan shall be extended from January 1, 2000 to April 1, 2000.

         2. Effect of this Seventh Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this Seventh Amendment. Each and every one of the Loan Documents shall be deemed to have been amended by this Seventh Amendment as if such Loan Documents had been specifically amended by separate instrument. This Seventh Amendment shall be a Loan Document, and all references in any Loan Document to the "Loan Documents" shall refer to the Loan Documents, as previously amended by the First, Second, Third, Fourth, Fifth and Sixth Amendments to Loan Documents, and as further amended by this Seventh Amendment.

         3. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, as previously amended by the First, Second, Third, Fourth, Fifth and Sixth Amendments to Loan Documents, and as further amended by this Seventh Amendment, and are hereby ratified and affirmed by the undersigned.


                      [SIGNATURE APPEARS ON FOLLOWING PAGE]

                      [SIGNATURE PAGE TO SEVENTH AMENDMENT
                               TO LOAN AGREEMENT]


         IN WITNESS WHEREOF, the parties have executed this Seventh Amendment to Loan Documents as of the day and year first above written.


WITNESSES:


/s/ Peter C. Canepa                       RIVIERA TOOL COMPANY

                                          By: /s/ Kenneth K. Rieth
------------------------                      --------------------
                                              Kenneth K. Rieth, President



/s/ Peter C. Canepa                       OLD KENT BANK

                                          By: /s/ Gilbert A. Segovia
------------------------                      --------------------
                                              Gilbert A. Segovia, Vice President

                       EIGHTH AMENDMENT TO LOAN DOCUMENTS

         This Eighth Amendment to Loan Documents is made as of March 31, 1999, by and between OLD KENT BANK, a Michigan banking corporation (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation (the "Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.

                                    RECITALS:

         A. The Bank and the Borrower are parties to a Loan Agreement dated June 12, 1997 (the "Loan Agreement"), as amended by a First Amendment to Loan Documents dated December 31, 1997 (the "First Amendment"), a Second Amendment to Loan Documents dated February 15, 1998 (the "Second Amendment"), a Third Amendment to Loan Documents dated August 14, 1998 (the "Third Amendment"), a Fourth Amendment to Loan Documents dated August 14, 1998 (the "Fourth Amendment"), a Fifth Amendment to Loan Documents dated October 31, 1998 (the "Fifth Amendment"), a Sixth Amendment to Loan Documents dated January 1, 1999 (the "Sixth Amendment"), and a Seventh Amendment to Loan Documents dated as of February 27, 1999 (the "Seventh Amendment"), pursuant to which the Bank has agreed, subject to the terms and conditions set forth in the Loan Agreement and the Loan Documents, as so amended, to extend to the Borrower the credit facilities referred to in Recital B below.

         B. As of the date of this Eighth Amendment, the credit facilities outstanding under the Loan Agreement and the Loan Documents, as so amended, are:
(i) the Revolving L/C Loan in the maximum principal amount of $10,000,000; (ii) the Existing Equipment Term Loan in the original principal amount of $3,250,000; and (iii) the Equipment Term Loan in the original principal amount of $4,000,000 (being the indebtedness arising under the Sixth Amendment to refinance the indebtedness theretofore referred to in the Loan Agreement as the "Non-Revolving Equipment L/C Loan"). Capitalized terms used but not defined in this Eighth Amendment shall have the meanings given such terms in the Loan Agreement, as previously amended.

         C. At the Borrower's request, the Bank agreed (in the Fourth and Fifth Amendments) to temporary changes in the availability formula for the Revolving L/C Loan, and at the Borrower's request the Bank has agreed to further extend the period during which the temporary availability formula set forth in paragraph 2 of the Fifth Amendment shall continue in effect.

         D. At the Borrower's request, the Bank has also agreed to extend to the Borrower, in addition to the credit facilities referred to in Recital B above, a non-revolving line of credit loan in the maximum amount of $3,271,000 (the "1999 Equipment L/C Loan") for the purpose of financing the Borrower's acquisition of certain equipment.

         E. The 1999 Equipment L/C Loan shall be evidenced by a Promissory Note in substantially the form attached to this Eighth Amendment as Exhibit A (the "1999 Equipment L/C Note").

         F. The Bank and the Borrower wish to amend the Loan Agreement to reflect their agreement that the 1999 Equipment L/C Note shall be deemed to have been issued pursuant to the Loan Agreement and that the 1999 Equipment L/C Loan shall be deemed Indebtedness as defined in the Loan Agreement, and to reflect the other agreements set forth below.

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         1. Amendment to Paragraph 3 of Fifth Amendment. The date "April 1, 1999" is deleted wherever it appears in paragraph 3 of the Fifth Amendment, and the date "June 1, 1999" is inserted in its place.

         2. 1999 Equipment L/C Loan. The 1999 Equipment L/C Note shall be deemed to have been issued pursuant to the Loan Agreement and shall constitute a "Note", as defined therein, and the 1999 Equipment L/C Loan shall be deemed Indebtedness as defined in the Loan Agreement. All of the collateral that secures the Borrower's existing Indebtedness and obligations under the Loan Agreement shall secure the 1999 Equipment L/C Loan to full extent and with the same priority as such collateral secures the Indebtedness evidenced by the other Notes currently outstanding under the Loan Agreement.

         3. Cross-Default. An Event of Default under the Loan Agreement shall be a default under the 1999 Equipment L/C Note, and a default under the 1999 Equipment L/C Note shall be an Event of Default under the Loan Agreement and all of the other Loan Documents, and shall entitle the Bank to pursue any remedies available to it under the Loan Agreement, any of the security agreements or other collateral security documents referred to therein, or otherwise available to the Bank at law or in equity or under any other agreement between the Bank and the Borrower.

         4. Special Terms Relating to 1999 Equipment L/C Loan. Advances of the 1999 Equipment L/C Loan shall be conditioned upon the Borrower's compliance with Sections 10 and 11 of the Loan Agreement and shall be subject to the limitations provided therein (specifically including but not limited to Section 11.1 of the Loan Agreement). Under no circumstances shall the Bank have any obligation to make principal advances of the 1999 Equipment L/C Loan after September 30, 1999. The Borrower acknowledges that the Bank shall at no time ever be obligated to advance to the Borrower more than a total of $3,271,000 under the 1999 Equipment L/C Loan, and that the 1999 Equipment L/C Loan is not a revolving loan. Once repaid, amounts borrowed under the 1999 Equipment L/C Loan may not be re-borrowed.

         5. Effect of this Eighth Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this Eighth Amendment. Each and every one of the Loan Documents shall be deemed to have been amended by this Eighth Amendment as if such Loan Documents had been specifically amended by separate instrument. This Eighth Amendment shall be a Loan Document, and all references in any Loan Document to the "Loan Documents" shall refer to the Loan Documents, as previously amended by the First, Second, Third, Fourth, Fifth, Sixth and Seventh Amendments to Loan Documents, and as further amended by this Eighth Amendment.

         7. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, as previously amended by the First, Second, Third, Fourth, Fifth, Sixth and Seventh Amendments to Loan Documents, and as further amended by this Eighth Amendment, and are hereby ratified and affirmed by the undersigned.

         IN WITNESS WHEREOF, the parties have executed this Eighth Amendment to Loan Documents as of the day and year first above written.

WITNESSES:


/s/ Peter C. Canepa                       RIVIERA TOOL COMPANY

                                          By: /s/ Kenneth K. Rieth
------------------------                      --------------------
                                              Kenneth K. Rieth, President



/s/ Peter C. Canepa                       OLD KENT BANK

                                          By: /s/ Gilbert A. Segovia
------------------------                      ----------------------
                                              Gilbert A. Segovia, Vice President